United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report: May 9, 2019
 __________________________________
LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
 __________________________________

DELAWARE	1-7107	93-0609074
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)
414 Union Street, Suite 2000, Nashville, TN 37219
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 986-5600
 __________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Œ	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Œ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Œ	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Œ	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LPX	New York Stock Exchange

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Beginning on May 10, 2019, Louisiana-Pacific Corporation (the “Company”) entered into a new severance agreement (“Severance Agreement”) with certain officers, including W. Bradley Southern, Alan Haughie, Jason Ringblom and Neil Sherman (each such named officer, the “Executive”), pursuant to which each Executive would be eligible for certain severance benefits upon a termination of employment under certain circumstances. The term of the Severance Agreement for each Executive will generally end on the third anniversary of the execution of the agreement, except that, commencing on such third anniversary and on each one-year anniversary of such date thereafter, the term of the Severance Agreement will automatically be extended for an additional year, unless the Company or the Executive give notice of non-renewal not later than 60 days prior to the applicable renewal date.
The Severance Agreements provide that if an Executive’s employment with the Company is terminated by the Company other than due to Cause (as defined in the Severance Agreement), death or Disability (as defined in the Severance Agreement), or by the Executive for Good Reason (as defined in the Severance Agreement), then, in addition to certain accrued compensation and benefits, the Company will make certain severance payments and provide certain benefits to the Executive, generally as follows (in each case, as further described in the Severance Agreement):

•
a lump sum cash amount equal to a pro-rata portion of the annual cash incentive that the Executive would have earned under the Company’s annual incentive programs for the year of termination had the termination not occurred (based on the number of days employed during such year and actual performance for the full performance period);

•	a lump sum cash amount equal to 1.5 (two for Mr. Southern) multiplied by the sum of (1) the Executive’s annual base salary plus (2) the Executive’s target annual cash incentive;

•
if the Executive timely elects continuation coverage under the Company’s medical plan pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), reimbursement of the Executive for the Executive’s COBRA payments (or, if COBRA coverage expires, a comparable cash payment to the Executive) for up to 18 months (24 months for Mr. Southern) after the termination date (subject to certain exceptions and conditions described in the Severance Agreement);

◦	reasonable and customary outplacement services for a period of 18 months (24 months for Mr. Southern) after termination, for up to $10,000; and

◦	treatment of equity compensation awards as follows:

◦
immediate pro-rata vesting of unvested time-based awards (based on the number of calendar days of employment during the vesting period), with any stock options or stock appreciation rights (other than “incentive stock options” for purposes of Section 422 of the Internal Revenue Code) remaining exercisable for up to three months following termination; and

◦	pro-rata vesting of unvested performance-based awards (based on the number of days employed during the performance period and actual performance for the full performance period).
As a condition to receiving the severance compensation described above, an Executive is required to timely sign and not revoke a customary release of claims in favor of the Company.
The Severance Agreement includes customary confidentiality, intellectual property and mutual non-disparagement restrictive covenants, as well as non-competition and non-solicitation provisions that extend for 18 months (24 months for Mr. Southern) after termination (collectively, the “Restrictive Covenants”).
If an Executive experiences a termination of employment that entitles the Executive to compensation or benefits under a Change in Control Employment Agreement with the Company (or other individual arrangement with the Company that provides for severance compensation or benefits primarily following or in connection with a “change in control”), then the Executive will not be entitled to any compensation or benefits under the Severance Agreement, the term of the Severance Agreement will immediately cease, and the Restrictive Covenants will no longer apply.
The foregoing summary of the Severance Agreements is qualified in its entirety by reference to the full text of the form of Severance Agreement for the Chief Executive Officer and the form of Severance Agreement for other participating Executives, copies of which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated herein by reference.
Additionally, effective May 10, 2019, Mr. Timothy Mann Jr. resigned from his position as Executive Vice President, Business Development, General Counsel and Secretary of the Company. As of May 10, 2019, Joseph R. Martin was appointed as interim General Counsel and Secretary of the Company.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 10, 2019 (the “Annual Meeting”). The final results for the proposals submitted for a vote of shareholders at the Annual Meeting are set forth below. The proposals below are described in more detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the SEC on March 26, 2019.

a)	The following individuals were nominated in 2019 to serve as directors until the 2022 Annual Meeting of Shareholders. All nominees were elected. The voting results were as follows:

Director Nominee	For	Against	Abstentions	Broker Non-Votes
Tracy A. Embree	99,379,414	389,948	71,714	7,953,508
Lizanne C. Gottung	98,891,815	877,429	71,832	7,953,508
Dustan E. McCoy	97,682,466	2,072,635	85,975	7,953,508
b) The shareholders approved the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The voting results were as follows:

For	Against	Abstentions
104,472,905	3,228,669	93,010
c) The shareholders approved, on an advisory basis, the Company’s named executive officer compensation. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
91,051,858	8,601,176	188,042	7,953,508
d) The shareholders approved the Company’s 2019 Employee Stock Purchase Plan. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
98,862,541	848,945	129,590	7,953,508

Item 8.01.    Other Events.

On May 9, 2019, the Compensation Committee of the Company’s board of directors approved a new form of performance shares award agreement and new forms of restricted stock unit award agreements under the Louisiana-Pacific Corporation 2013 Omnibus Stock Award Plan, copies of which are filed as Exhibits 10.3, 10.4 and 10.5 hereto, respectively, and are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Severance Agreement between Louisiana-Pacific Corporation and Chief Executive Officer

10.2	Form of Severance Agreement between Louisiana-Pacific Corporation and Certain Officers other than Chief Executive Officer

10.3	Form of Performance Shares Award Agreement under the 2013 Omnibus Stock Award Plan

10.4	Form of Restricted Stock Unit Award Agreement under the 2013 Omnibus Stock Award Plan

10.5	Form of Restricted Stock Unit Award Agreement with certain prorated vesting under the 2013 Omnibus Stock Award Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

By:	/S/ REBECCA BARCKLEY
Rebecca Barckley
Controller, Financial Reporting
(Principal Accounting Officer)
Date: May 13, 2019